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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 1999


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

            PENNSYLVANIA                                  25-0900168
   (State or other jurisdiction                       (I.R.S. Employer
         of incorporation)                           Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000

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ITEM 5.  OTHER EVENTS

On May 4, 1999, Kennametal Inc. entered into an Executive Employment Agreement ("Agreement") with Markos I. Tambakeras, pursuant to which Mr. Tambakeras will serve as President and Chief Executive Officer of Kennametal Inc. and a member of the Board of Directors, effective July 1, 1999. This Agreement, and other related agreements, are filed herewith.

ITEM 7.  EXHIBITS

(10)     Material Contracts

         (10.1) Executive Employment Agreement dated May 4, 1999 between Kennametal Inc. and Markos I. Tambakeras. Filed herewith.

         (10.2) Nonstatutory Stock Option Agreement dated April 30, 1999 between Kennametal Inc. and Markos I. Tambakeras. Filed herewith.

         (10.3) Restricted Stock Agreement dated May 4, 1999 between Kennametal Inc. and Markos I. Tambakeras. Filed herewith.

         (10.4) Stock Option Agreement dated May 4, 1999 between Kennametal Inc. and Markos I. Tambakeras. Filed herewith.

         (10.5)   Kennametal Inc. 1999 Stock Plan. Filed herewith.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    KENNAMETAL INC.



     Date: June 11, 1999                      By:   /s/ FRANK P. SIMPKINS
                                                    -------------------------
                                                    Frank P. Simpkins
                                                    Corporate Controller and
                                                    Chief Accounting Officer



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